TAXES	6 Months Ended
Jun. 30, 2023
Income Tax [Abstract]
TAXES
TAXES
Taxes on income in interim periods are accrued using the tax rate that would be applicable to the expected total annual profit or loss.
The effective tax rate (ETR) was 22% and 25% for the six months ended 30 June 2023 and 1 July 2022, respectively, and 22% for the year ended 31 December 2022. The ETR has been calculated by applying the weighted average annual ETR, excluding discrete items, of 25% to the profit before tax for the six months ended 30 June 2023 and 1 July 2022, respectively.
The ETR of 22% which is lower than statutory UK rate of 23.5% reflects the impact of having operations outside the UK which are taxed at rates other than the statutory UK rate and adjustments made in respect of prior periods.
The following table summarises the major components of income tax expense for the periods presented:

	30 June 2023	1 July 2022
	€ million	€ million
Current income tax:
Current income tax charge	278	228
Adjustment in respect of current income tax from prior periods	(9)	8
Total current tax	269	236
Deferred tax:
Relating to the origination and reversal of temporary differences	(2)	(4)
Adjustment in respect of deferred income tax from prior periods	(20)	(9)
Relating to changes in tax rates or the imposition of new taxes	—	—
Total deferred tax	(22)	(13)
Income tax charge per the consolidated income statement	247	223
Tax Provisions
The Group is routinely under audit by tax authorities in the ordinary course of business. Due to their nature, such proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, settlements between affected parties and/or governmental actions. The probability of outcome is assessed and accrued as a liability and/or disclosed, as appropriate. The Group maintains provisions for uncertainty related to these tax matters that it believes appropriately reflect its risk. As at 30 June 2023, €147 million (1 July 2022: €154 million) of these provisions is included in current tax liabilities and the remainder is included in non-current tax liabilities.
The Group reviews the adequacy of these provisions at the end of each reporting period and adjusts them based on changing facts and circumstances. Due to the uncertainty associated with tax matters, it is possible that at some future date, liabilities resulting from audits or litigation could vary significantly from the Group’s provisions. When an uncertain tax liability is regarded as probable, it is measured on the basis of the Group’s best estimate.
The Group has received tax assessments in certain jurisdictions for potential tax related to the Group’s purchases of concentrate. The value of the Group’s concentrate purchases is significant, and therefore, the tax assessments are substantial. The Group strongly believes the application of tax has no technical merit based on applicable tax law, and its tax position would be sustained. Accordingly, the Group has not recorded a tax liability for these assessments and is vigorously defending its position against these assessments.